SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

CHINA RITAR POWER CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA RITAR POWER CORPORATION
Room 405, Tower C, Huahan Building,
16 Langshan Road, North High-Tech Industrial Park,
Nanshan District,
Shenzhen, People’s Republic of China, 518057

November 4, 2010

To the Stockholders of China Ritar Power Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders of China Ritar Power Corporation (the "Company") to be held on December 8, 2010, at 10:00 AM, local time, at Ritar Songmu industrial Park, Hengyang, Hunan, China.  At this important meeting you will be asked to vote on the following proposals:

1.	To elect seven (6) individuals to the Board of Directors:

(a)	To elect Jiada Hu to the Board of Directors;

(b)	To elect Jianjun Zeng to the Board of Directors;

(c)	To elect Charles C. Mo to the Board of Directors;

(d)	To elect Yaofu Tang to the Board of Directors,

(e)	To elect Xiongjie Wang to the Board of Directors;

 (all such elections to be for a one year term and until such persons’ respective successors are duly elected and qualified or until such persons’ respective earlier resignation or removal);

2.	To ratify the appointment of Crowe Horwath (HK) CPA Limited as the Company’s independent auditors for the fiscal year ending December 31, 2010;

3.	To transact any other business that may properly come before the meeting or any adjournments or postponements of the meeting.

Each of the foregoing resolutions will be proposed as an ordinary resolution (requiring to be passed by a majority of the votes entitled to be cast on the resolutions).  Further information is contained in the attached proxy statement.

Attached you will find a Notice of Annual Meeting of Stockholders, the Company’s proxy statement and a proxy card for the Annual Meeting.

Your Vote Is Important.  Whether or not you plan to attend the Annual Meeting, please take the time to vote by completing and mailing the enclosed proxy card.

We thank you for your prompt attention to this matter and appreciate your continuing support.

Sincerely yours,

/s/Jiada Hu
Jiada Hu
Chief Executive Officer

CHINA RITAR POWER CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held December 8, 2010

TO THE STOCKHOLDERS OF CHINA RITAR POWER CORPORATION:

China Ritar Power Corporation, a Nevada corporation, will hold its Annual Meeting of Stockholders on December 8, 2010, at 10:00 AM, local time, at Ritar Songmu industrial Park, Hengyang, Hunan, China, for the following purposes:

1.	To elect seven (5) individuals to the Board of Directors:

(a)	To elect Jiada Hu to the Board of Directors;
(b)	To elect Jianjun Zeng to the Board of Directors;
(c)	To elect Charles C. Mo to the Board of Directors;
(d)	To elect Yaofu Tang to the Board of Directors,
(e)	To elect Xiongjie Wang to the Board of Directors;

 (all such elections to be for a one year term and until such persons’ respective successors are duly elected and qualified or until such persons’ respective earlier resignation or removal);

2.	To ratify the appointment of Crowe Horwath (HK) CPA Limited as the Company’s independent auditors for the fiscal year ending December 31, 2010;

3.	To transact any other business that may properly come before the meeting or any adjournments or postponements of the meeting.

Each of the foregoing resolutions will be proposed as an ordinary resolution (requiring to be passed by a majority of the votes entitled to be cast on the resolutions).  Further information is contained in the attached proxy statement.

We have fixed the close of business on November 1, 2010, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments and postponements thereof.  If your shares are held in the name of a broker, trust or other nominee, you will need a proxy or letter from the broker, trustee or nominee in order to vote your shares personally at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on December 8, 2010, 10:00 AM local time: The proxy statement is available at http://www.ritarpower.com.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Your vote is important.  Please sign, date and return the enclosed proxy card in the enclosed envelope, whether or not you plan to attend the Annual Meeting.  Sending in your proxy card now will not interfere with your rights to attend the meeting or to vote your shares personally at the meeting, if you wish to do so.

By Order of the Board of Directors,
/s/ Jiado Hu
Jiada Hu
Chief Executive Officer

Shenzhen, China
November 4, 2010

CHINA RITAR POWER CORPORATION

PROXY STATEMENT

TABLE OF CONTENTS

SOLICITATION	1

WHO CAN VOTE AT THE ANNUAL MEETING	1

ATTENDING THE ANNUAL MEETING	1

VOTING BY PROXY	2

VOTE REQUIRED	2

PROPOSAL ONE – ELECTION OF DIRECTORS	3

DIRECTORS AND CORPORATE GOVERNANCE	4

EXECUTIVE COMPENSATION	10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS	13

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	14

PROPOSAL TWO – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	16

OTHER BUSINESS AT THE MEETING	18

ANNUAL REPORT	18

COMMUNICATIONS FROM STOCKHOLDERS	18

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING	19

FORWARD LOOKING STATEMENTS	19

PROXY STATEMENT
CHINA RITAR POWER CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

December 8, 2010

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on August 18, 2010: This proxy statement is available at http://www.ritarpower.com.

SOLICITATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of China Ritar Power Corporation ("Company") to be used at an Annual Meeting of Stockholders of the Company to be held on December 8, 2010, at 10:00 AM, local time, at Ritar Songmu Industrial Park, Hengyang, Hunan, China ("Annual Meeting").  To obtain directions to the location of the Annual Meeting to attend and vote in person, please contact Shengzhong Peng, Secretary of the Company, at +86-755-33981333.  The approximate date on which this proxy statement and the accompanying form of proxy card are being sent to stockholders is on or about November 8, 2010.  The Company's principal executive offices are located at Room 405, Tower C, Huahan Building, 16 Langshan Road, North High-Tech Industrial Park, Nanshan District, Shenzhen, People’s Republic of China, 518057.  The Company will bear all costs of such solicitation, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy.

At the Annual Meeting, the following matters will be considered and voted upon by the stockholders:

1.
The election of five (5) directors to serve on our Board of Directors for a one-year term and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

2.	To ratify the appointment of Crowe Horwath (HK) CPA Limited as the Company’s independent auditors for the fiscal year ending December 31, 2010;

3.	To transact any other business that may properly come before the meeting or any adjournments or postponements of the meeting.

WHO CAN VOTE AT THE ANNUAL MEETING

You are entitled to vote your shares at the Annual Meeting only if our records show that you held your shares as of the close of business on the record date, which is November 1, 2010.  On the record date, there were 21,858,925 shares of Company common stock ("common stock") outstanding.

ATTENDING THE ANNUAL MEETING

If you are a shareholder of record, you may attend the Annual Meeting and vote in person, or you may vote by proxy at the Annual Meeting.  If you are a beneficial owner of common stock and your shares are held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the Annual Meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your common stock held in street name in person at the Annual Meeting, you will have to get a written proxy authorizing you to vote from the broker, bank or other nominee who holds your shares.

VOTING BY PROXY

If the accompanying proxy card is signed and returned, your shares represented by the proxy will be voted in accordance with the specifications thereon.  If the manner of voting your shares is not indicated on the proxy card, they will be voted in favor of the proposals and in the discretion of the persons named in the proxy on any other matter that is properly presented and voted on at the Annual Meeting.

You may revoke your proxy at any time before the vote is taken at the Annual Meeting.  To revoke your proxy, you must either give our corporate Secretary a written notice of revocation bearing a later date than the proxy, submit a later-dated proxy card to our corporate Secretary, or attend the Annual Meeting and vote your shares in person.  Your attendance at the Annual Meeting will not automatically revoke your proxy; you must submit a ballot at the Annual Meeting to do so.

If you hold your shares in street name, please contact your broker for additional information regarding the voting of your shares.  Your broker may allow you to deliver your voting instructions via the telephone or the internet.  Please see the voting instructions form provided you by your broker.  If your shares are not registered in your name, you will need additional documentation from the record holder of your shares to vote your shares in person.

VOTE REQUIRED

Stockholders are entitled to one vote per share on all matters presented to the Annual Meeting.  The presence in person or by proxy of the holders of a majority of the aggregate outstanding shares of common stock will constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.  A broker non-vote occurs when a stockholder fails to provide voting instructions to the stockholder’s broker for shares held in street name.  Under these circumstances, the broker may be authorized to vote the shares on some routine items, but is prohibited from voting on other items. The items for which a stockholder’s broker cannot vote without the stockholder’s instructions result in a broker non-vote.

The vote required to approve each proposal is as follows:

•
Proposal 1:  Directors are elected by a plurality of the votes present in person or represented by proxy and voting.  Therefore, the five (5) nominees for director receiving the highest number of affirmative votes will be elected (regardless of the votes cast as “withheld” or shares not voted). Only votes cast “FOR” a nominee will be counted.  Unless indicated otherwise by your proxy card, your shares will be voted “FOR ALL” of the five (5) nominees named in Proposal No. 1 in this Proxy Statement.  Abstentions and broker non-votes will also result in those nominees receiving fewer votes but will not count as a vote “AGAINST” the nominees.

•
Proposal 2: To be approved, Proposal 2 (Ratification of the appointment of the Company’s Independent Auditors) each requires the affirmative “FOR” vote of a majority of those shares present (in person or represented by proxy) and voting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s Amended and Restated Bylaws provide that the number of directors of the Company shall be fixed as the Board of Directors may from time to time designate.  Our Board of Directors currently consists of five members, of which all five are elected by our common stockholders at the Annual Meeting.

One of the purposes of this Annual Meeting is to elect five common directors to serve for a one-year term expiring at the annual meeting of stockholders in 2011 and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. Based on the recommendation of all of the directors on the Governance & Nominating Committee, the Board of Directors has designated Jiada Hu, Jianjun Zeng, Charles C. Mo, Yaofu Tang and Xiongjie Wang as the nominees proposed for election at the Annual Meeting by the common stockholders.

Each of the nominees named above currently serves as a director of the Company, and each such nominee has consented to being named in this proxy statement and, if elected as a director of the Company, to serve until his term expires.

The six nominees receiving the highest number of affirmative votes will be elected as directors. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the five nominees of the Board of Directors named below.  In the event that any nominee of the Board is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director, but if such unexpected event occurs, the proxy holders intend to vote all proxies received by them for such substitute nominee(s) as our Board of Directors may propose.

The Board of Directors unanimously recommends a vote FOR the election of each of the five (5) director nominees to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

DIRECTORS AND CORPORATE GOVERNANCE

Below are the names and certain information regarding our executive officers and directors as of November 1, 2010:

Name	Age	Position	Held Position Since
Jiada Hu	46	Chief Executive Officer, President, Secretary, Treasurer and Director	2007
Aijun Liu (1)	34	Chief Financial Officer	2010
Degang He	70	Chief Technology Officer	2007
Jianjun Zeng	43	Chief Operating Officer and Director	2007
Charles C. Mo	58	Director	2008
Yaofu Tang	63	Director	2008
Xiongjie Wang	60	Director	2008

(1) Mr. Zhenghua Cai resigned as the Company’s CFO effective as of January 18, 2010. Aijun Liu replaced Mr. Cai as the Company’s CFO on January 18, 2010.
(2) Member of Audit, Governance & Nominating and Compensation Committee.

Background of Executive Officers and Directors

Jiada Hu. Mr. Hu has been our Chief Executive Officer, President, Secretary and Treasurer since February 16, 2007 and our director since March 11, 2007. Mr. Hu has been the Chairman and Chief Executive Officer of our subsidiary, Shenzhen Ritar, since June 2002. Before founding Shenzhen Ritar in June 2002, Mr. Hu was the Vice President of Sales at Shenzhen Senry Power Co., Ltd, a major lead-acid battery manufacturer in China from December 1998 to June 2002. Mr. Hu holds a B.S. degree from Jilin University and Master’s degree in Business Administration from TsingHua University. The Board selected Mr. Hu to serve as a director because of Mr. Hu has over 15 years experience in the lead acid battery manufacturing industry.  In addition, as the founder of the Company, Mr. Hu uniquely qualified to serve as the Company’s Chairman and CEO.

Aijun Liu. Mr. Liu has been our Chief Financial Officer since January 2010.  From April 2007 to December 2009, Mr. Liu was the Chief Accounting Officer of the Company’s subsidiary, Shenzhen Ritar Power Co., Ltd. and was in charge of accounting and finance. Prior to this, Mr. Liu served as a Director of Investment Bank Department with China US Venture Capital Group Limited and provided investment banking service for listing on America for Chinese enterprises from September 2005 to March 2007. From August 2002 to August 2005, Mr. Liu served as an Audit Manager with the Shenzhen Zhongheng Certified Public Accountants Co., Ltd. From June 1997 to July 2002, Mr. Liu was the Financial Manager of Shenzhen Wanji Pharmacy Co.,Ltd., a big company engaged in the business of research, manufacturing and selling medicines. Mr.Liu is a CPA and holds a lawyer’s certificate of qualification in China. Mr. Liu received a Bachelor’s Degree in Accounting from Jinan University and obtained a Master’s degree in Law from Wuhan University.

Degang He. Mr. He became our Chief Technology Officer on February 16, 2007 and has been the Chief Technology Officer of our subsidiary, Shenzhen Ritar, since July 2003. Prior to joining Shenzhen Ritar, Mr. He was the Chief Technology Officer of Guangdong Panyu Storage Battery Co., Ltd., a manufacturer of VRLA and starting, lighting, and ignition motive and stationary lead-acid batteries from February 1993 to May 2003 and a large state-owned lead-acid battery enterprise in Hunan Province from July 1963 to February 1993. He holds a B.S. in Chemistry from Guangxi University that he received in 1963.

Jianjun Zeng. Mr. Zeng became our Chief Operating Officer on February 16, 2007 and has been the Chief Operating Officer of our subsidiary, Shenzhen Ritar, since June 2002. Prior to joining Shenzhen Ritar, Mr. Zeng was the Vice President of one of the major lead-acid battery manufacturers, ZhongShan Enduring Battery Co., Ltd from April 2000 to April 2002. From October 1999 to March 2000, Mr. Zeng was the Vice President of Sales of Shenzhen Jinxingguang Power Co., Ltd., a VRLA manufacturer and prior to that, Mr. Zeng had been chief of the production department of HengYang City TianYuan Inc. a metallurgy company. Mr. Zeng holds a bachelor’s degree from Hunan University and Master’s degree in Business Administration from Zhongshan University. The Board selected Mr. Zeng to serve as a director because he has over 15 years of experience in the battery manufacturing industry.

Charles C. Mo. Mr. Mo is a Certified Public Accountant with twenty seven years of experience in public and corporate accounting and finance. Mr. Mo has held his CPA license since 1980. Mr. Mo has served in his current position as the General Manager of Charles Mo & Co. since June of 2005, focusing on general management duties. From October of 1999 to May of 2005, Mr. Mo served as Chief Operating Officer and Chief Financial Officer of Coca-Cola Shanghai. His duties included finance, logistics, production, and general management. From December of 1998 to September of 1999, Mr. Mo served as Finance Director of Fisher Rosemount Shanghai. From August 1996 to November 1998, he also served as Chief Financial Officer of Nike China, and his responsibilities included overseeing finance, human resources, and logistics. From January of 1995 to August 1996, Mr. Mo served as Controller for Polaroid China. From August of 1982 to December of 1994, Mr. Mo served as Finance and Audit Manager for Wang Laboratories. From 1978 to 1982, Mr. Mo served as an Accountant and Auditor for Ernst & Young and Thomas Allen, CPA. Mr. Mo received a Bachelor of Arts degree with a Business Administration major in 1974 from HK Baptist College. Mr. Mo received an MBA in accounting in 1976 from California State University-Fullerton. Mr. Mo has been the Vice Chairman of AMCHAM Shanghai since 2006, and was re-elected in November 2007. Mr. Mo has served on the Board of Governors of AMCHAM Shanghai since 2005 and will continue to do so during 2009. Mr. Mo was the Treasurer for AMCHAM Shanghai in 2005. He is a director of OmniaLuo, Inc. (OTC BB: OLOU). The Board selected Mr. Mo to serve as a director because of his financial expertise and knowledge in US GAAP accounting.

Yaofu Tang. Mr. Tang has more than 35 years of experience in computer industry. He was one of major developers of the first Chinese PC, Chinese MS-DOS and ROM dot-matrix Chinese Character font base. From 1996 to 2005, Mr. Tang was a director, group vice president of Beijing Funder Group, one of China’s most innovative and influential high-tech companies. Mr. Tang is currently the vice chairman of China Computer Industry Association and the chairman of Shenzhen Computer Industry Association. He has also served as President and CEO of Tangy Mobile Device, President of Joychips Technology Corporation and President of Wonderview Technology Co. Mr. Tang holds a Bachelor’s degree in Electronics from Peking University. The Board selected Mr. Tang to serve as a director because of his extensive experience in the high tech industry.

Xiongjie Wang. Mr. Wang has over 20 years of working experience in the Chinese patent industry. From December 2002 to June 2005, Mr. Wang was the executive director and general manager of Shenzhen Zhongzhi Patent Agent Co., Ltd. Since June 2005, Mr. Wang has been the executive director, general manager of Shenzhen Xiongjie Patent & Trademark Agent Co., Ltd. Mr. Wang is currently a standing board member of All-China Patent Agents Association. Mr. Wang holds a Bachelor’s degree in Electric Automatic Control from Guizhou University of Technology in China. The Board selected Mr. Wang to serve as a director because of his legal background and experience as a licensed lawyer in China.

Except with respect to Mr. Zeng and Mr. Hu, there are no family relationships among our director or officers. Jianjun Zeng, our Chief Operating Officer is the brother-in-law of our Chief Executive Officer and director, Jiada Hu.

Our directors, executive officers and control persons have not been involved in any of the following events during the past 10 years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Board Meetings and Committees

The Board of Directors of the Company held 4 meetings during fiscal year 2009 (“FY 2009”). During the last fiscal year, no director attended fewer than 75% of all the meetings of the Board and its committees on which he served. The Company encourages, but does not require, its Board members to attend the annual stockholder meeting. All of the Company’s directors attended the 2009 Annual Meeting.

The Board of Directors has an Audit Committee, a Compensation Committee and a Governance & Nominating Committee. The Board has adopted written charters for each of these committees, copies of which can be found on our website at www.ritarpower.com/. The Board has determined that a majority of the current Board members, Messrs. Mo, Wang and Tang is “independent” as that term is defined in Rule 5605 of the listing standards of the Marketplace Rules of the NASDAQ Stock Market LLC.

 Audit Committee

The Audit Committee held 4 meetings in FY 2009. The Audit Committee was formed in August 2008 and operates under a written charter, a copy of which can be found on our website at www.ritarpower.com.  The Audit Committee consists of Messrs. Mo, Wang and Tang with Mr. Mo serving as the Chair of the Audit Committee. The Board also determined that Mr. Mo possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the NASDAQ Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.

The Audit Committee’s charter provides that, among other things, the Committee, (i) oversees our accounting, financial reporting and audit process; (ii) appoints, determines the compensation of, and oversees, the independent auditors; (iii) establishes policies and procedures for the review and pre-approval of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditor; (iv) reviews the results and scope of audit and other services provided by the independent auditors; (v) reviews the accounting principles and practices and procedures used in preparing our financial statements; (vi) reviews and discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures; (vii) reviews and approves related-party transactions (as defined in the relevant NASDAQ requirements); and (viii) reviews of internal controls.

The Audit Committee works closely with management and our independent auditors. The Audit Committee also meets with our independent auditors on a quarterly basis, following our auditors’ quarterly reviews and annual audit and prior to our earnings announcements, to review the results of their work. The Audit Committee also meets with our independent auditors to approve the annual scope and fees for the audit services to be performed.

All members of the Audit Committee are independent directors within the meaning of Rule 5605 of the Marketplace Rules of the NASDAQ Stock Market, Inc.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS (1)

Management is responsible for the preparation, integrity and objectivity of the consolidated financial statements. Horwath (HK) CPA Limited, our independent auditor, is responsible for expressing an opinion on the fairness of the financial statement presentation. The Audit Committee serves in an oversight role over the financial reporting process. As part of its charter obligations over the financial reporting process, and with respect to the fiscal year ended December 31, 2009, the Audit Committee has:

•	Reviewed and discussed the audited consolidated financial statements with management;

•	Discussed with Horwath (HK) CPA Limited the matters required to be discussed by Statement on Auditing Standards No. 61, as has been or may be modified, superseded or supplemented;

•
Received the written disclosures and the letter from Horwath (HK) CPA Limited regarding auditor independence required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with Horwath (HK) CPA Limited the accounting firm’s independence;

•
Based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Audit Committee
Mr. Charles C. Mo, Chairman
Mr. Yaofu Tang
Mr. Xiongjie Wang

(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee held 4 meetings in FY 2009. The Compensation Committee was formed in March 2006 and operates under a written charter, a copy of which can be found on our website at www.ritarpower.com/. Compensation Committee consists of Messrs. Mo, Wang and Tang with Mr. Tang serving as the Chair of the Compensation Committee. The Compensation Committee’s charter provides that, among other things, the Committee, (i) reviews and approves corporate goals and objectives relevant to the CEO’s compensation, evaluation of the CEO’s performance relative to goals and objectives and sets the CEO’s compensation annually; (ii) reviews the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s stockholders; (iii) reviews trends in management compensation, oversees the development of new compensation plans, and, when necessary, approves the revision of existing plans; (iv) oversees an evaluation of the performance of the Company’s executive officers and approves the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers; (v) reviews and discusses with the Board and senior officers plans for officer development and corporate succession plans for the CEO and other senior officers; and (vi) reviews and makes recommendations concerning long-term incentive compensation plans, including the use of equity-based plans.

All members of the Compensation Committee are independent directors within the meaning of Rule 5605 of the Marketplace Rules of the NASDAQ Stock Market, Inc.

Governance and Nominating Committee

The Governance and Nominating Committee held 4 meetings in FY 2009. The Governance and Nominating was formed in March 2006 and operates under a written charter, a copy of which can be found on our website at www.ritarpower.com/. Governance and Nominating Committee consists of Messrs. Mo, Wang and Tang with Mr. Wang serving as the Chair of the Governance and Nominating Committee. The Governance and Nominating Committee’s charter provides that, among other things, the Committee, (i) identify and review candidates for the Board and recommend to the full Board candidates for election to the Board; (ii) review from time to time the appropriate skills and characteristics required of Board members in the context of current composition of the Board; (iii) annually review the composition of each committee of the Board and present recommendations for committee memberships to the Board; (iv) periodically review the compensation paid to non-employee directors for annual retainers (including the Board of Directors of the Company and committee Chairs) and meeting fees, if any, and make recommendations to the Board of Directors for any adjustments; and (v) monitor compliance with the Corporate Governance Guidelines.

The Governance and Nominating Committee considers and makes recommendations to the Board of Directors regarding any stockholder recommendations for candidates to serve on the Board of Directors. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process has been adequate given the historical absence of stockholder proposals. The Governance and Nominating Committee will review periodically whether a more formal policy should be adopted. Stockholders wishing to recommend candidates for consideration by the Governance and Nominating Committee may do so by writing to the Secretary of the Company at Room 405, Tower C, Huahan Building, 16 Langshan Road, North High-Tech Industrial Park, Nanshan District, Shenzhen, People’s Republic of China, 518057, providing the candidate’s name, biographical data and qualifications, a document indicating the candidate’s willingness to act if elected, and evidence of the nominating stockholder’s ownership of the Company’s Common Stock at least 120 days prior to the anniversary of the date of the prior year’s annual meeting, to assure time for meaningful consideration by the Governance and Nominating Committee.  A notice recommending that the committee consider a candidate will not be treated as a proposal to bring business before an annual meeting unless the proponent reasonably indicates the latter intention and complies with the advance notice provisions referred to below under “Shareholder Proposals for 2011 Annual Meeting.” There are no differences in the manner in which the Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder vote.

In reviewing potential candidates for the Board, the Governance and Nominating Committee considers the individual’s experience in the lead acid battery and power supply unit manufacturing and related industries, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, the candidate’s interest in the business of the Company, as well as numerous other subjective criteria. Of greatest importance is the individual’s integrity, willingness to get involved and ability to bring to the Company experience and knowledge in areas that are most beneficial to the Company. The Board intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.

All members of the Governance and Nominating Committee are independent directors within the meaning of Rule 5605 of the Marketplace Rules of the NASDAQ Stock Market, Inc.

Code of Ethics

On February 16, 2007, we adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, and principal accounting officer. The code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the code of ethics has been filed as Exhibit 14 to our current report on Form 8-K filed on February 22, 2007. We are in the process of making our code of ethics available on our website, which is located at www.ritarpower.com. Once the code of ethics is available on our website, any amendments or waivers to the code of ethics will be posted on our website within four business days of such amendment or waiver. Until such time, any amendments or waivers to our code of ethics will be filed with the SEC in a Current Report on Form 8-K.

A copy of our Code of Ethics is also available to you at no charge upon written request. The written request should be addressed to our corporate office at Room 405, Tower C, Huahan Building, 16 Langshan Road, North High-Tech Industrial Park, Nanshan District, Shenzhen, People’s Republic of China, 518057.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our Company with copies of all Section 16(a) reports they file.

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of such reports filed with the SEC by and written representations of our directors and executive offers, we believe that our directors and executive offers filed the required reports on time in 2009 fiscal year.

EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation awarded or paid to, or earned by, our principal executive officer and principal financial officer during the year ended December 31, 2009. No other executive officer of our Company had total compensation exceeding $100,000 during the year ended December 31, 2009.

Summary Compensation Table

Summary Compensation Table
Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Jiada Hu, Director,
CEO, President, Secretary, Treasurer (2)	2009 2008	52,700 51,980	40,405 5,288		-

Zhenghua Cai, Chief Financial Officer(3)	2009	26,350	-		-	26,350
	2008	25,990	-		-	25,990

(1)	Identifies our named executive officers during the specified period.
(2)
On February 16, 2007, we acquired Ritar in a reverse acquisition transaction that was structured as a share exchange and in connection with that transaction, Mr. Hu became our Chief Executive Officer, President, Secretary and Treasurer. On March 11, 2007, Mr. Hu became our sole director. Prior to the effective date of the reverse acquisition, Mr. Hu served Shenzhen Ritar as Chief Executive Officer and Chairman. The compensation shown in this table includes the amount Mr. Hu received from Shenzhen Ritar prior to the consummation of our reverse acquisition of Ritar on February 16, 2007 in addition to the compensation Mr. Hu received for his services for the remainder of 2007. In addition, in 2007, we recognized stock-based compensation of approximately $3.85 million. The 2007 stock-based compensation was attributable to the recognition of the make good provision expense for the year ended December 31, 2007. In connection with the private placement on February 16, 2007, our largest shareholder, Mr. Jiada Hu entered into an escrow agreement with the private placement investors pursuant to which he agreed to certain “make good” provisions. In the escrow agreement, we established minimum after tax net income thresholds of $5,678,000 for the fiscal year ended December 31, 2007 and $8,200,000 for the fiscal year ending December 31, 2008. Mr. Hu deposited a total of 3,601,309 shares, to be equitably adjusted for stock splits, stock dividends and similar adjustments, of the common stock of China Ritar Power Corp. into escrow with Securities Transfer Corporation under the escrow agreement. In the event that the minimum after tax net income thresholds for the fiscal year 2007 or the fiscal year 2008 are not achieved, then the investors will be entitled to receive additional shares of our common stock deposited in escrow based upon on a pre-defined formula agreed to between the investors and Mr. Hu. Pursuant to SFAS No. 123R, Accounting for Stock-Based Compensation, if the net income threshold is met, the shares will be released back to the make good pledgor and treated as an expense equal to the grant date fair value of the shares. We achieved our net income threshold for 2007 and 2008 and as a result, approximately $3.85 million separately was recognized as an expense for 2007 and 2008 in accordance with SFAS No. 123R.

(3)	Mr. Cai, our CFO, resigned from his position effective January 18, 2010.

Employment Agreements

On August 1, 2006, our subsidiary, Shenzhen Ritar, entered into employment agreements with Jiada Hu, our Chief Executive Officer, President, Secretary and Treasurer, and Zhenghua Cai, our Chief Financial Officer. The term of each employment agreement is three years. The employment agreements provide the amount of each executive officer’s salary and establish their eligibility to receive a bonus. Mr. Hu’s employment agreement provides for an annual salary of approximately ￥360,000, and Mr. Cai’s employment agreement provides for an annual salary of approximately ￥180,000. The employment agreements do not entitle the executives to severance payments or payments following a change in control.

Mr. Cai resigned from the position of CFO effective January 18, 2010.

On January 18, 2010, our CFO, Mr. Aijun Liu, signed a three-year employment contract with the Company. Pursuant to the employment agreement Mr. Liu is entitled to a monthly salary of ￥15,000 and bonus in accordance with the Company’s bonus system. The employment agreement may be terminated by either party with 30 days’ advance notice with cause. Under the agreement Mr. Liu is not entitled to severance payments.

Grants of Plan-Based Awards and Outstanding Equity Awards at the Year Ended December 31, 2009

We do not maintain any equity compensation plans for the benefit of our officers, directors or employees. However, we may establish such plans in the future.  There was no unexercised option, stock that has not vested or equity incentive plan award for any named executive officer as of December 31, 2008 and 2009.

Option Exercises and Stock Vested

Our executives did not exercise any stock options or hold any stock awards that vested during the year ended December 31, 2009.

Pension Benefits

We have not adopted any pension benefits plans.

Nonqualified Deferred Compensation

None of our executive officers participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Severance and Change of Control Agreements

We do not have any agreements or arrangements providing for payments to an executive officer in connection with any termination of the officer's employment or change of control of our Company.

Director Compensation

The Governance and Nominating Committee of the Board of Directors, which is comprised of Mr. Charles C. Mo, Mr. Yaofu Tang and Mr. Xiongjie Wang, are responsible for evaluating compensation levels and compensation programs for our Board of Directors and for making recommendations to the Board of Directors regarding appropriate compensation awards for directors. The Board of Directors' compensation program is designed to attract, retain and motivate experienced non-employee (outside) directors, to optimize long-term shareholder value and reward members of the Board of Directors based on the extent of their participation on the Board of Directors and its committees. Generally, the Governance & Nominating Committee makes an annual recommendation regarding the structure of the non-employee director compensation program, considering the factors described above and considering information regarding director compensation programs for other comparable companies.

During the year ended December 31, 2009, Messers Mo, Tang and Wang received an annual director fee of $12,000, $10,000 and $10,000, respectively. Each of our directors was reimbursed for reasonable expenses incurred in attending Board and committee meetings.

The following Director Compensation Table summarizes the compensation of our directors for services rendered to the Company during the year ended December 31, 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Jiada Hu(1)	93,105	-	-	-	-	93,105
Jianjun Zeng(2)	28,741	-	-	-	-	28,741
Charles C. Mo	12,000	-	-	-	-	12,000
Yaofu Tang	10,000	-	-	-	-	10,000
Xiongjie Wang	10,000	-	-	-	-	10,000

(1) Mr. Hu does not receive additional compensation for his service as our director. The compensation disclosed herein is his compensation for serving as our CEO and President as disclosed in the Summary Compensation Table above.
(2) Mr. Zeng does not receive additional compensation for his service as our director. The compensation disclosed herein is his compensation for serving as our Chief Operating Officer as disclosed in the Summary Compensation Table above.

We did not pay any other compensation to our directors during the year ended December 31, 2009.

Compensation Committee Interlocks and Insider Participation

During our fiscal year ended December 31, 2009, Mr. Charles C. Mo, Mr. Yaofu Tang and Mr. Xiongjie Wang, served as members of our Compensation Committee wherein management compensation issues generally were reviewed and approved. Mr. Mo, Mr. Tang and Mr. Wang have served on the Compensation Committee since their appointment to our board on Aug 4, 2008. None of the members who served on our Compensation Committee during the year ended December 31, 2009 was an officer or employee of our Company during the fiscal year ended December 31, 2009, was formerly an officer of our company, was a promoter of the Company or has, or will have, a direct or indirect interest in a transaction since the beginning of the fiscal year ended December 31, 2009, or any currently proposed transaction, in which our Company was or is to be a participant and the amount involved exceeds $120,000. During our fiscal year ended December 31, 2009, no executive officer of our Company served on the Board of Directors, compensation committee or other board committee performing equivalent functions of a compensation committee of another entity that had an executive officer serve on our Board of Directors or compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information, as of September 22, 2010 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. The information for Pope Asset Management, LLC, Pope Investments, LLC,  Pope Investments II LLC and William P. Wells is derived from a Schedule 13D filed with the SEC on February 17, 2010. Unless otherwise specified, the address of each of the persons set forth below is in care of China Ritar Power Corp., Room 405, Tower C, Huahan Building, 16 Langshan Road, North High-Tech Industrial Park, Nanshan District, Shenzhen, 518057, People’s Republic of China.

Name & Address of Beneficial Owner	Office, If Any	Title of Class	Amount & Nature of Beneficial Ownership(1)	Percent of Class(2)
Officers and Directors
Jiada Hu(3)(4)(5)	CEO, President, Secretary, Treasurer and Director	Common Stock $0.001 par value	7,521,066	34.40%
Jianjun Zeng	Chief Operating Officer	Common Stock $0.001 par value	501,680	2.29%
Degang He	Chief Technology Officer	Common Stock $0.001 par value	0	0
Aijun Liu	Chief Financial Officer	Common Stock $0.001 par value	0	0
Charles C. Mo	Director	Common Stock $0.001 par value	0	0
Yaofu Tang	Director	Common Stock $0.001 par value	0	0
Xiongjie Wang	Director	Common Stock $0.001 par value	0	0
All officers and directors as a group (4 persons named above)		Common Stock $0.001 par value	8,022,746	36.70%

5% Securities Holder
Pope Asset Management, LLC 5100 Poplar Ave., Suite 805 Memphis, TN 38137(6)		Common stock $0.001 par value	4,166,627	19.06%
Pope Investments LLC(7) c/o Pope Asset Management 5100 Poplar Ave., Suite 805 Memphis, TN 38137		Common Stock $0.001 par value	2,111,075	9.65%
Pope Investments II LLC c/o Pope Asset Management 5100 Poplar Ave., Suite 805 Memphis, TN 38137		Common Stock $0.001 par value	511,200	2.33%
William P. Wells(8) c/o Pope Asset Management 5100 Poplar Ave., Suite 805 Memphis, TN 38137		Common Stock $0.001 par value	4,166,627	19.06%
Henying Peng(5)(9)		Common Stock $0.001 par value	7,521,066	34.40%
 * Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2) A total of 21,858,925 shares of our common stock as of September 22, 2010 are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each beneficial owner above, any options or warrants exercisable within 60 days have been included in the denominator.

(3) In order to induce certain individuals to loan money to us in the aggregate amount of approximately $762,500, Mr. Jiada Hu, in July 2006 granted these lenders a right to purchase from Mr. Hu 161,408 shares of our common stock in aggregate. The right to purchase Mr. Hu’s shares of our common stock can be exercised within three years at the exercise price of $2.14 per share.

(4) Includes 401,680 shares of our common stock owned by Henying Peng, Mr. Jiada Hu’s wife.

(5) Includes 3,601,309 shares that have been placed in escrow, pursuant to a make good escrow agreement, dated as of February 16, 2007.

(6) Includes 1,544,352 shares of common stock held by Pope Asset Management, LLC on behalf of its clients, 2,111,075 shares of common stock held by Pope Investments LLC and 511,200 shares of common stock held and owned by Pope Investments II LLC. Pope Asset Management, LLC is the investment advisor for Pope Investments LLC and Pope Investments II LLC. The foregoing information is derived from a Schedule 13D filed with the SEC on February 17, 2010, excluding the 411,215 shares of an underlying warrant to purchase shares of common stock that expired on February 15, 2010.

(7) Includes 2,111,075 shares of common stock. The foregoing information is derived from a Schedule 13D filed with the SEC on February 17, 2010, excluding the 411,215 shares of an underlying warrant to purchase shares of common stock that expired on February 15, 2010.

(8) Includes 1,544,352 shares of common stock held by Pope Asset Management, LLC on behalf of its clients, 2,111,075 shares of common stock held by Pope Investments LLC and 511,200 shares of common stock held and owned by Pope Investments II LLC. Pope Asset Management, LLC is the investment advisor for Pope Investments LLC and Pope Investments II LLC. Mr. Wells is the Chief Manager of Pope Asset Management, LLC and Pope Asset Management, LLC is investment advisor to Pope Investments LLC and Pope Investments II LLC. Therefore Mr. Wells could be deemed to be beneficial owner of these securities. The foregoing information is derived from a Schedule 13D filed with the SEC on February 17, 2010, excluding the 411,215 shares of an underlying to purchase shares of common stock that expired on February 15, 2010.

(9) Includes 7,119,386 shares of our common stock owned by Mr. Hu, Henying Peng’s husband.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

Transactions with Related Persons

The following includes a summary of transactions since the beginning of the last fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds $120,000, or one percent of the average of the Company’s total assets at year end of 2008 and 2009. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm's-length transactions.

In order to induce certain individuals to loan money to us in the aggregate amount of approximately $762,500, Mr. Jiada Hu, in July 2006 granted these lenders a right to purchase from Mr. Hu 161,408 shares of our common stock in aggregate. The right to purchase Mr. Hu’s shares of our common stock can be exercised within three years at the exercise price of $2.14 per share.

Certain of the Company’s short-term and long-term loans and bills payable are secured by personal guarantees provided by Mr. Jiada Hu (CEO and principal stockholder of the Company) and Ms. Henying Peng (director of certain subsidiaries of the Company and the spouse of Mr. Jiada Hu).

On October 15, 2009, Shenzhen Ritar entered into an agreement with a family member of Ms. Henying Peng (director of certain subsidiaries of the Company and the spouse of Mr. Jiada Hu, CEO and principal stockholder of the Company) to sell 95%, representing all of Shenzhen Ritar’s ownership interest in Shanghai Ritar, for RMB2, 850,000 (or $417,216), payable in cash within 6 months from the date of the agreement.

Except as set forth in our discussion above, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Review, Approval or Ratification of Transaction with Related Persons

Although we have not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. Such transactions require the approval of our Board of Directors.

Director Independence

The Board has determined that all Board members, excluding Jiada Hu and Jianjun Zeng, are independent under the applicable NASDAQ rules. The Board has also determined the members of each committee of the Board are independent under the listing standards of the NASDAQ Global Select Market. In making these determinations, the Board considered, among other things, the types and amounts of the commercial dealings between the Company and the companies and organizations with which the directors are affiliated.

PROPOSAL TWO

RATIFICATION AND APPROVAL OF SELECTION OF INDEPENDENT AUDITOR

AGCA Inc., an independent auditor, has audited our consolidated financial statements for the years ended December 31, 2008 and December 31, 2009 and reviewed the Company’s consolidated financial statements for the period ending March 31, 2010.  The Board has voted to appoint Crowe Horwath (HK) CPA Limited (“Crowe Horwath”) as the auditor for the fiscal year ending December 31, 2010.  The stockholders will have an opportunity to vote at the Annual Meeting on whether to ratify the Board of Directors’ decision in this regard.

Prior to July 9, 2010, ACGA Inc. was engaged to audit our consolidated financial statements.  On July 9, 2010, the Company dismissed ACGA Inc. as the Company’s independent registered public accounting firm and engaged Crowe Horwath to assume the role of its new independent registered public accounting firm. The Board of Directors approved Crowe Horwath to serve as the Company's independent auditor after considering Crowe Horwath’s independence and effectiveness.

The audit reports of ACGA Inc. on the financial statements of the Company as of and for the years ended December 31, 2008 and December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most two recent fiscal years ended December 31, 2009 and 2008 and through July 9, 2010, the Company did not consult with Crowe Horwath on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Crowe Horwath did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2009 and 2008 and up to July 9, 2010, there were: (i) no disagreements between the Company and ACGA Inc. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ACGA Inc., would have caused ACGA Inc. to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company previously reported the change in its independent registered public accounting firm on Form 8-K, which was filed with the Securities and Exchange Commission on July 12, 2010 and is incorporated herein by reference.  The Company provided ACGA Inc. a copy of the disclosures required by Item 4.01(a) of the filed Form 8-K and requested that ACGA Inc. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not ACGA Inc. agreed with the Company’s statements as reported under such Item 4.01(a) of Form 8-K. A copy of the letter dated January 7, 2010, furnished by ACGA Inc. in response to that request was filed as Exhibit 16.1 to the Form 8-K and is incorporated herein by reference.

All the service agreements related with auditors need to be approved and signed by the Company’s Audit Committee. 100% of those services provided were approved by the Committee.

The following table shows the fees paid or accrued for the audit and other services provided by Crowe Horwath and ACGA Inc. for 2008, 2009 and through to the date of this Current Report.

Audit fees(1)	2008		2009
Crowe Horwath (Successor of ACGA Inc.)	$		$
ACGA Inc.		$200,000		$120,000-
Audit-related fees
Crowe Horwath (Successor of ACGA Inc.)	$		$
ACGA Inc.	$			$-
Tax fees(2)	$		$
Crowe Horwath (Successor of ACGA Inc.)		$5,000		$1,000
ACGA Inc.	$			$-
All other fees
Total fees paid or accrued to our principal accountants		$205,000		$121,000

(1)
Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board pre-approved the audit service performed by AGCA, Inc. and Crowe Horwath (Successor of ACGA Inc.) for our consolidated financial statements as of and for the year ended December 31, 2009.

Submission of the selection of the independent auditors to the stockholders for ratification will not limit the authority of the Board of Directors to appoint another independent certified public accounting firm to serve as our independent auditors if the present auditors resign or their engagement otherwise is terminated.

The Board of Directors unanimously recommends a vote FOR the ratification and approval of the selection of Crowe Horwath (HK) CPA Limited as the Company’s independent auditors for the fiscal year ending December 31, 2010.

OTHER BUSINESS AT THE MEETING

The Board of Directors is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this Proxy Statement.  If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board of Directors will vote on such matters in their discretion in accordance with their best judgment.

ANNUAL REPORT

The Company's 2009 Annual Report including financial statements for the year ended December 31, 2009 has been mailed to all stockholders of record as of the close of business on the record date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the corporate Secretary of the Company at Room 405, Tower C, Huahan Building, 16 Langshan Road, North High-Tech Industrial Park, Nanshan District, Shenzhen, People’s Republic of China, and the Company will furnish a copy of its Annual Report without charge to the requesting stockholder.

COMMUNICATIONS FROM STOCKHOLDERS

The Company’s Board of Directors currently does not have a formal policy concerning stockholders communicating with the Board or individual directors. Nevertheless, every effort has been made to ensure that the views of stockholders communicated to our Board are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders on a timely basis. The Board of Directors does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. However, stockholders wishing to formally communicate with the Board of Directors may send communications to the Board at the Company’s business address at Room 405, Tower C, Huahan Building, 16 Langshan Road, North High-Tech Industrial Park, Nanshan District, Shenzhen, People’s Republic of China, 518057, attention Office of the Secretary.

Upon receipt of a communication for the Board or an individual director, the Secretary will promptly forward any such communication to all the members of the Board or the individual director, as appropriate.  If a communication to an individual director deals with a matter regarding the Company, the Secretary or appropriate officer will forward the communication to the entire Board, as well as the individual director.

Although neither the Board nor a specific director is required to respond to a stockholder communication, responses will generally be provided, subject to the following procedures and limitations.  To avoid selective disclosure, the Board or the individual directors may respond to a stockholder’s communication only if the communication involves information which is not material or which is already public, in which case the Board, as a whole, or the individual director may respond, if at all:

•	directly, following consultation with the office of the Secretary or other advisors, as the Board determines appropriate;

•	indirectly through the office of the Secretary or other designated officer, following consultation with the Secretary or other advisors, as the Board determines appropriate;

•	directly, without additional consultation; indirectly through the office of the Secretary or other designated officer, without additional consultation; or

•	pursuant to such other means as the Board determines appropriate from time to time.

If the communication involves material non-public information, the Board or individual director will not provide a response to the stockholder.  The Company may, however, publicly provide information responsive to such communication if (following consultation with the office of the Secretary or other advisors, as the Board determines appropriate) the Board determines disclosure is appropriate.  In such case, the responsive information will be provided in compliance with Regulation FD and other applicable laws and regulations.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2011 annual meeting of stockholders, you may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).   To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: Room 405, Tower C, Huahan Building, 16 Langshan Road, North High-Tech Industrial Park, Nanshan District, Shenzhen, People’s Republic of China, 518057, Attention: Secretary, no later than July 9, 2011 (120 days before the anniversary of this year’s mailing date).

Additionally, in accordance with Rule 14a-4(c)(1) under the Exchange Act, if a stockholder intends to present a proposal for business to be considered at the 2011 annual meeting of stockholders but does not seek inclusion of the proposal in the Company’s Proxy Statement for that meeting, the Company must receive the proposal by September 24, 2011 (45 days before the anniversary of this year’s mailing date) for it to be considered timely received.  If notice of a stockholder proposal is not timely received, the individuals appointed as proxy holders will be authorized to exercise discretionary authority with respect to the proposal.

FORWARD LOOKING STATEMENTS

Forward looking statements are those statements that describe management's beliefs and expectations about the future.  We have identified forward looking statements by using words such as "anticipate," "believe," "could," "estimate," "may," "expect," and "intend."  Although we believe these expectations are reasonable, our operations involve a number of risks and uncertainties, including those described in this proxy statement and other documents filed by us with the Securities and Exchange Commission.  Therefore, these types of statements may prove to be incorrect.

We have not authorized anyone to give any information or make any representation about the proposals set forth in herein or about us that differs from, or adds to, the information in this Proxy Statement or in our documents that are publicly filed with the SEC.  If anyone does give you different or additional information, you should not rely upon it.

By Order of the Board of Directors,

/s/Jiada Hu
Jiada Hu
Chief Executive Officer

Shenzhen, China
November 4, 2010

ANNUAL MEETING OF STOCKHOLDERS PROXY FORM / ADMISSION CARD	CHINA RITAR POWER CORPORATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN
THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2.

1.	To elect the following seven (5) nominees to serve as members of the Board of Directors of the Company to serve for the ensuing year and until their successors are elected and qualified:
		For	Against	Abstain		For	Against	Abstain

	01 – Jiada Hu *	☐	☐	☐	02 – Charles C. Mo *	☐	☐	☐

	03 – Jianjun Zeng *	☐	☐	☐	04 – Yaofu Tang *	☐	☐	☐

	05 – Xiongjie Wang *	☐	☐	☐

* Each to serve for the ensuing year and until their successors are elected and qualified.

		For	Against	Abstain

2.	To ratify Crowe Horwath (HK) CPA Limited as the Company’s independent auditors for the fiscal year ending December 31, 2010.	☐	☐	☐	4.	To transact such other business as may properly come before the meeting.

		For	Against	Abstain

B	Non-Voting Items

Change of Address – Please print new address below.

C	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy)	Signature 1 – Please keep signature within the box	Signature 1 – Please keep signature within the box
/ /

Dear Stockholder,

Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then, sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders on December 7, 2010.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

China Ritar Power Corporation

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN
THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

Proxy — CHINA RITAR POWER CORPORATION

Room 405, Tower C, Huahan Building,
16 Langshan Road, North High-Tech Industrial Park,
Nanshan District,
Shenzhen, People’s Republic of China, 518057

Annual Meeting of stockholders – December 8, 2010
Proxy Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Mr. Jiada Hu as Proxy, with full power of substitution, to vote for and on behalf of the undersigned at the December 8, 2010 Annual Meeting of Stockholders of China Ritar Power Corporation, to be held at 10;00 AM, local time, at Ritar Songmu Industrial Park, Hengyang, China, and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxy to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

SEE REVERSE SIDE	Continued and to be voted on reverse side.	SEE REVERSE SIDE